Prospect Street Income Shares Inc.

Two Galleria Tower

13455 Noel Road, Ste. 1300

Dallas, TX 75240

PROSPECT STREET
Income Shares Inc.
------------------------------------------------------

------------------------------------------------------

Annual Report
December 31, 2001
------------------------------------------------------

CONTENTS
  3    Letter to Shareholders
  4    Schedule of Investments
  8    Statement of Assets and Liabilities
  9    Statement of Operations
 10    Statement of Cash Flows
 11    Statements of Changes in Net Assets
 12    Financial Highlights
 13    Notes to Financial Statements
 17    Independent Auditors' Report
 18    Investment Objectives and Policies
 22    Automatic Dividend Reinvestment Plan

This report has been prepared for the information of shareholders of Prospect Street Income Shares Inc.

LETTER TO SHAREHOLDERS

Dear Shareholders:

On December 31, 2001, the net asset value of Prospect Street Income Shares Inc. (the "Fund") was $6.77, as compared to $7.21 per share on December 31, 2000. On December 31, 2001, the closing stock price of the Fund was $6.44, as compared to $6.81 on December 31, 2000.

The Fund reported net investment income per share of $0.80 for the year ended December 31, 2001, and declared dividends of $0.60 per common share for this period. In addition, the Fund declared and paid a dividend of $.17 per common share in January 2002, for the quarter ended December 31, 2001. Dividends are paid quarterly with the next dividend scheduled to be paid in April 2002.

NEW ADVISER:

At the annual shareholders' meeting on July 9, 2001, Fund shareholders approved Highland Capital Management, L.P. ("Highland") as the Fund's new investment adviser. Highland, as of December 31, 2001, managed approximately $8.6 billion in debt securities on behalf of institutional and retail clients around the world. The assets consist of approximately $7.6 billion of senior secured bank loans and $1.0 billion of subordinated debt securities of predominantly "high yield" issuers.

PREFERRED STOCK OFFERING:

On July 23, 2001, the Fund issued 1,200 Series T Auction Rate Cumulative Preferred Shares ("Preferred Shares"), $25,000 liquidation preference, for a total issuance of $30 million. At that time, there was $30 million outstanding on the Fund's credit facility. Based on interest rates currently available on the Preferred Shares, we believe this source of financing to be more beneficial to the Fund.

Respectively submitted,

/s/ JAMES DONDERO
James Dondero
President

/s/ MARK OKADA
Mark Okada
Executive Vice President

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2001
FIXED INCOME--85.30%(a)

                                                                                    RATINGS
                                                                               ------------------
  PRINCIPAL                                                                    STANDARD                VALUE
   AMOUNT       DESCRIPTION                                                    & POOR'S   MOODY'S    (NOTE A)
-------------   -----------                                                    --------   -------   -----------
                AEROSPACE AND DEFENSE--6.97%
$  932,900.00   Airplanes Pass Thru, 8.15%, Bond, 03/15/2019................   BBB        Ba3       $   599,267
 2,250,000.00   American Airlines 1991-A Pass Thru, 10.18%, Bond,
                  01/02/2013................................................   BBB-       Ba2         2,118,240
   720,444.44   Atlantic Coast Airlines Pass Thru, 8.75%, Bond,
                  01/01/2007................................................   Ba+        Ba1           713,067
   817,667.29   Atlas Air Inc, 8.77%, Bond, 07/02/2012......................   BB+        Ba1           749,654
   941,149.29   Midway Airlines Pass Thru, 8.14%, Bond, 01/02/2013..........   NR         B3            810,047
 1,000,000.00   Northrop Grumman Corp, 9.38%, Bond, 10/15/2024..............   BBB-       Baa3        1,104,254
 1,000,000.00   Sabreliner Corporation, 11.00%, Bond, 06/15/2008............   B          Ca            450,000
                                                                                                    -----------
                                                                                                      6,544,529
                                                                                                    -----------
                AUTOMOBILE--2.53%
 1,000,000.00   Auburn Hills Tr, 12.00%, Bond, 05/01/2020...................   BB+        A3          1,337,010
 1,000,000.00   Visteon Corp, 8.25%, Bond, 08/01/2010.......................   BBB        Baa2        1,035,098
                                                                                                    -----------
                                                                                                      2,372,108
                                                                                                    -----------
                BANKING--7.47%
 2,000,000.00   Countrywide Cap, 8.00%, Bond, 12/15/2026....................   BBB+       Baa1        1,963,462
 2,000,000.00   Ford Motor Credit Med Note, 9.03%, 12/30/2009...............   BBB+       A2          2,146,758
 1,000,000.00   Montell Finance Co, 8.10%, Bond, 03/15/2027.................   BBB-       Baa3          900,484
 2,000,000.00   Washington Mutual, 8.38%, Bond, 06/01/2027..................   BBB-       Baa1        2,000,372
                                                                                                    -----------
                                                                                                      7,011,076
                                                                                                    -----------
                BROADCASTING AND ENTERTAINMENT--12.94%
 1,500,000.00   CF Cable TV Inc, 9.13%, Bond, 07/15/2007....................   BB         Ba3         1,531,578
 1,500,000.00   Clear Channel Communications, 7.25%, Bond, 10/15/2027.......   BBB-       Baa3        1,392,294
   500,000.00   Cybernet Internet Svcs, 14.00%, Bond, 07/01/2009............   NR         Ca             70,000
 1,500,000.00   Innova S DE R.L, 12.88%, Bond, 04/01/2007...................   B-         B3          1,425,000
 1,000,000.00   Liberty Media Corp, 8.50%, Bond, 07/15/2029.................   BBB-       Baa3          971,754
 1,125,000.00   Loral Cyberstar Inc., 10.00%, Bond, 07/15/2006..............   B          C             776,250
 1,000,000.00   Tele Communications Inc, 9.80%, Bond, 02/01/2012............   BBB+       Baa2        1,201,961
 1,750,000.00   Tele Communications Inc, 10.13%, Bond, 04/15/2022...........   BBB+       Baa2        2,094,701
 1,500,000.00   Time Warner Cable, 10.15%, Bond, 05/01/2012.................   BBB+       Baa1        1,888,010
 1,000,000.00   XM Satellite Radio, 14.00%, Bond, 03/15/2010................   CCC+       Caa1          791,250
                                                                                                    -----------
                                                                                                     12,142,798
                                                                                                    -----------
                BUILDINGS AND REAL ESTATE--6.24%
 2,000,000.00   Bradley Operating, 7.20%, Bond, 01/15/2008..................   BB+        Ba2         1,866,946
 3,000,000.00   Crescent Real Estate Equities LP, 7.00%, Bond, 09/15/2002...   B+         Ba3         3,000,858
 1,000,000.00   SUSA Partnership LP, 7.45%, Bond, 07/01/2018................   BBB        Baa3          986,691
                                                                                                    -----------
                                                                                                      5,854,495
                                                                                                    -----------

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS--(Continued)

FIXED INCOME--(Continued)

                                                                                    RATINGS
                                                                               ------------------
  PRINCIPAL                                                                    STANDARD                VALUE
   AMOUNT       DESCRIPTION                                                    & POOR'S   MOODY'S    (NOTE A)
-------------   -----------                                                    --------   -------   -----------
                CARGO TRANSPORT--1.79%
$1,000,000.00   Interpool, Inc, 9.88%, Bond, 02/15/2027.....................   BB         B1        $   716,343
 1,000,000.00   North American Van Lines, Inc, 13.38%, Bond, 12/01/2009.....   B-         B3            961,250
                                                                                                    -----------
                                                                                                      1,677,593
                                                                                                    -----------
                CHEMICALS, PLASTICS, AND RUBBER--3.77%
 1,000,000.00   Equistar Chemical LP, 8.75%, Bond, 02/15/2009...............   BBB-       Ba2           964,486
 1,000,000.00   RPM Inc Ohio, 7.00%, Bond, 06/15/2005.......................   BBB        Baa3          993,819
 1,500,000.00   Union Carbide Inc, 8.75%, Bond, 08/01/2022..................   A          A2          1,578,443
                                                                                                    -----------
                                                                                                      3,536,748
                                                                                                    -----------
                CONTAINERS, PACKAGING AND GLASS--2.37%
 1,000,000.00   Boise Cascade Corp, 9.85%, Bond, 06/15/2002.................   BB+        Baa3        1,025,309
 1,200,000.00   Georgia Pacific Corp, 9.50%, Bond, 05/15/2022...............   BBB-       Baa3        1,196,988
                                                                                                    -----------
                                                                                                      2,222,297
                                                                                                    -----------
                DIVERSIFIED/CONGLOMERATE MANUFACTURING--1.66%
 1,500,000.00   Herbst Gaming, 10.75%, Bond, 09/01/2008.....................   B          B2          1,558,125
                                                                                                    -----------
                                                                                                      1,558,125
                                                                                                    -----------
                ECOLOGICAL--1.46%
 1,500,000.00   Toro Company, 7.80%, Bond, 06/15/2027.......................   BBB-       Baa3        1,365,953
                                                                                                    -----------
                                                                                                      1,365,953
                                                                                                    -----------
                ELECTRONICS--0.59%
 1,000,000.00   Reptron Electronics Inc, 6.75%, Bond, 08/01/2004............   CCC+       NR            555,000
                                                                                                    -----------
                                                                                                        555,000
                                                                                                    -----------
                FINANCE--7.69%
 2,000,000.00   Bankamerica Instl Cap, 8.07%, Bond, 12/31/2026..............   A-         Aa3         2,027,596
 1,000,000.00   BT Cap Trust, 7.90%, Bond, 01/15/2027.......................   A          A2            971,153
 3,000,000.00   International BK For Recon & Dev, 12.38%, Bond, 10/15/2002..   AAA        Aaa         3,232,482
 1,000,000.00   Zions Instl Cap, 8.54%, Bond, 12/15/2026....................   BBB-       Baa1          984,300
                                                                                                    -----------
                                                                                                      7,215,531
                                                                                                    -----------
                GOVERNMENT DEBT--.33%
   255,000.00   USA Treasury Bonds, 11.63%, Bond, 11/15/2004................   AAA        Aaa           309,227
                                                                                                    -----------
                                                                                                        309,227
                                                                                                    -----------
                HEALTHCARE, EDUCATION, AND CHILDCARE--2.40%
 1,700,000.00   Hanger Orthopedic, 11.25%, Bond, 06/15/2009.................   CCC+       B3          1,572,500
 1,000,000.00   Vertex Pharmaceuticals Inc, 5.00%, Bond, 09/19/2007.........   NR         NR            678,750
                                                                                                    -----------
                                                                                                      2,251,250
                                                                                                    -----------
                MACHINERY (NON AG, NON CONSTRUCT, NON ELECTRIC)--1.08%
 1,000,000.00   Amerco Shelf, 7.85%, Bond, 05/15/2003.......................   BBB        Ba1         1,013,383
                                                                                                    -----------
                                                                                                      1,013,383
                                                                                                    -----------

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS--(Continued)

FIXED INCOME--(Continued)

                                                                                    RATINGS
                                                                               ------------------
  PRINCIPAL                                                                    STANDARD                VALUE
   AMOUNT       DESCRIPTION                                                    & POOR'S   MOODY'S    (NOTE A)
-------------   -----------                                                    --------   -------   -----------
                MINING, STEEL, IRON AND NONPRECIOUS METALS--2.75%
$1,500,000.00   Cyprus Minerals Co, 8.38%, Bond, 02/01/2023.................   BBB-       Baa3      $ 1,263,959
 1,000,000.00   Grupo Minero Mexico SA, 8.25%, Bond, 04/01/2008.............   BB-        B1            590,000
 1,000,000.00   Kaiser Aluminum & Chemical, 12.75%, Bond, 02/01/2003........   CCC+       Caa2          730,000
                                                                                                    -----------
                                                                                                      2,583,959
                                                                                                    -----------
                OIL AND GAS--0.72%
 1,000,000.00   Energy Corporation of America, 9.50%, Bond, 05/15/2007......   CCC+       Caa1          675,000
                                                                                                    -----------
                                                                                                        675,000
                                                                                                    -----------
                PERSONAL TRANSPORTATION--6.05%
 2,243,000.00   Delta Air Lines, 10.79%, Bond, 03/26/2014...................   BBB        Ba1         1,911,215
 1,250,000.00   Delta Air Lines, 10.50%, Bond, 04/30/2016...................   BBB        Ba1         1,223,313
   931,091.40   Northwest Airlines Corporation, 8.13%, Bond, 02/01/2014.....   BBB-       Ba2           813,057
 1,000,000.00   United Airlines, 10.85%, Bond, 07/05/2014...................   BB+        B1            867,080
 1,000,000.00   United Airlines, 10.85%, Bond, 02/19/2015...................   BB+        B1            867,080
                                                                                                    -----------
                                                                                                      5,681,745
                                                                                                    -----------
                RETAIL STORES--3.80%
 1,000,000.00   JC Penney, 9.75%, Bond, 06/15/2021..........................   BBB-       Ba2           970,410
 1,500,000.00   May Department Stores Co, 8.30%, Bond, 07/15/2026...........   A+         A1          1,548,564
 1,000,000.00   Shoppers Food Warehouse Corp, 9.75%, Bond, 06/15/2004.......   BBB        Ba1         1,045,008
                                                                                                    -----------
                                                                                                      3,563,982
                                                                                                    -----------
                TELECOMMUNICATIONS--5.54%
 3,000,000.00   MJD Communications Inc., 9.50%, Bond, 05/01/2008............   B-         B3          2,550,000
 1,500,000.00   AMSC Acquisition Inc., 12.25%, Bond, 04/01/2008*............   NR         NR            465,000
 1,000,000.00   PF Net Communications Inc, 13.75%, Bond, 05/15/2010.........   NR         NR            200,000
 1,000,000.00   Telephone & Data Systems Inc, 9.55%, Bond, 11/15/2021.......   A-         A3          1,002,959
 1,000,000.00   Telephone & Data Systems Inc, 8.40%, Bond, 02/24/2023.......   A-         A3            984,054
                                                                                                    -----------
                                                                                                      5,202,013
                                                                                                    -----------
                TEXTILES AND LEATHER--0.59%
 1,000,000.00   Advanced Glassfiber Yarns LLC, 9.88%, Bond, 01/15/2009......   CCC+       B2            550,000
                                                                                                    -----------
                                                                                                        550,000
                                                                                                    -----------
                UTILITIES--6.56%
 1,000,000.00   AES Corporation, 8.75%, Bond, 06/15/2008....................   BB         Ba1           880,000
 1,000,000.00   AtmosEnergy Corp, 7.38%, Bond, 05/15/2011...................   A-         A3          1,020,582
 1,000,000.00   Husky Oil Ltd, 8.90%, Bond, 08/15/2028......................   BB+        Ba1         1,043,718
 1,500,000.00   Pennzoil, 10.25%, Bond, 11/01/2005..........................   BBB+       Baa2        1,702,365
   974,294.41   Mirant Mid-Atlantic, 10.06%, Bond, 12/30/2028...............   BBB-       Baa3        1,018,235
   549,930.00   Transgas De Occidente SA, 9.79%, Bond, 11/01/2010...........   BB         Ba2           503,186
                                                                                                    -----------
                                                                                                      6,168,086
                                                                                                    -----------
                TOTAL FIXED INCOME (COST $84,220,507).......................                        $80,054,896
                                                                                                    -----------

PROSPECT STREET INCOME SHARES INC.
SCHEDULE OF INVESTMENTS--(Continued)

COMMON STOCK, PREFERRED STOCK, AND WARRANTS--3.02%

                                                                            VALUE
 UNITS    DESCRIPTION                                                     (NOTE A)
-------   -----------                                                    -----------
 10,000   Adelphia Communications, preferred stock....................   $ 1,010,000
 11,850   Capital Pac Holdings Inc., common stock(caret)..............             0
  6,000   Convergent Communications Inc, warrants 4/01/08(caret)......         1,500
    500   Cybernet Internet Services, warrants 7/01/09(caret).........             0
  1,000   Epic Resorts, warrants 6/15/05(caret).......................             0
 19,700   Georgia Pacific Corp., preferred stock......................       612,473
 30,000   Hospitality Properties, common stock........................       885,000
 88,522   Hybridon Inc., common stock.................................       128,357
 92,977   Hybridon Inc., warrants 5/04/03(caret)......................             0
 70,342   Micadant PLC, common stock(caret)...........................             0
  1,000   Motels America Inc., common stock(caret)....................             0
  1,500   Motient Corporation, warrants 4/01/08.......................            23
 11,100   Local Space & Communication, warrants 12/27/06..............         6,882
 17,481   Pathmark Stores Inc., warrants 9/19/10......................       159,077
  1,000   PF Net Communications Inc., warrants 5/15/10(caret).........             0
  3,000   Wam Net, warrants 3/1/05....................................            30
  1,000   XM Satellite Radio, warrants 3/15/10........................        30,000
                                                                         -----------
          TOTAL COMMON STOCK AND WARRANTS (COST $2,694,565)...........     2,833,342
                                                                         -----------
          TOTAL INVESTMENTS--88.32% (COST $86,915,072)................    82,888,238
                                                                         -----------
          OTHER ASSETS LESS LIABILITIES--11.68%.......................    10,957,444
                                                                         -----------
          NET ASSETS--100%............................................   $93,845,682
                                                                         ===========

(a) Percentages indicated are based on net assets.

"NR" denotes Not Rated.

 *Non-income producing security.
 (caret) Value determined by, or under the direction of, the Fund's Board of Directors.

Rating of issues shown have not been audited by Deloitte & Touche LLP.

PROSPECT STREET INCOME SHARES INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001

ASSETS:
  Investment in securities at value ($86,915,072 at cost)
    (Notes A and D).........................................    $ 82,888,238
  Cash......................................................       9,240,500
  Interest and dividend receivable..........................       2,028,330
  Prepaid assets............................................          38,980
                                                                ------------
      TOTAL ASSETS..........................................      94,196,048
                                                                ------------
LIABILITIES:
  Investment advisory fee payable...........................         136,659
  Directors' fees payable...................................          10,116
  Other accounts payable and accrued expenses...............         203,591
                                                                ------------
      TOTAL LIABILITIES.....................................         350,366
                                                                ------------
      NET ASSETS............................................      93,845,682
                                                                ============
NET ASSETS REPRESENTED BY:
  Common stock, $1.00 par value--
    Authorized--15,000,000 shares
    Issued and outstanding--9,425,267 shares (Note E).......    $  9,425,267
  Auction rate cumulative preferred shares, $.01 per value
    ($25,000 per share liquidation preference)--
    Authorized--1,000,000
    Issued and outstanding--1,200 Series T shares (Note
     C).....................................................      30,000,000
  Capital in excess of par value............................      87,500,925
  Accumulated net realized loss from security
    transactions............................................     (31,070,529)
  Undistributed net investment income.......................       2,016,853
  Net unrealized depreciation on investments................      (4,026,834)
                                                                ------------
    NET ASSETS APPLICABLE TO CAPITAL STOCK OUTSTANDING......    $ 93,845,682
                                                                ============
  Net asset value per common share outstanding (net assets
    less preferred shares at liquidation value, divided by
    9,425,267 common shares issued and outstanding).........    $       6.77

                 See Accompanying Notes to Financial Statements
 8

PROSPECT STREET INCOME SHARES INC.
STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
INCOME:
Interest income (Note A)..................................................   $  9,134,893
Dividend income...........................................................        523,787
Net discount (premium) earned.............................................        (86,729)
                                                                             ------------
             TOTAL INVESTMENT INCOME......................................      9,571,951
EXPENSES:
Investment advisory fee (Note F)............................  $    338,420
Shareholder reporting expenses..............................       186,380
Legal fees and expenses.....................................        57,814
Auditing fees...............................................        42,788
Insurance expense...........................................        72,272
Custodian and accounting expense............................        48,595
Preferred Broker expense....................................        40,648
Directors' fees and expenses (Note F).......................        40,647
Miscellaneous expenses......................................        31,747
                                                              ------------
             Total Operating Expenses.......................       859,311
Interest expenses (Note B)..................................     1,179,331      2,038,642
                                                              ------------   ------------
             NET INVESTMENT INCOME........................................      7,533,309
                                                                             ------------
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (excluding short-term notes)
NET REALIZED LOSS FROM SECURITY TRANSACTIONS (Notes A and D)..............    (13,915,145)
UNREALIZED DEPRECIATION OF INVESTMENTS (Note A):
Beginning of year...........................................   (12,779,424)
End of year.................................................    (4,026,834)
                                                              ------------
NET DECREASE IN UNREALIZED DEPRECIATION...................................      8,752,590
                                                                             ------------
Net realized and unrealized loss on investments...........................     (5,162,555)
                                                                             ------------
             NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........   $  2,370,754
                                                                             ============

                 See Accompanying Notes to Financial Statements

PROSPECT STREET INCOME SHARES INC.
STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2001

INCREASE (DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
  Interest and dividends received...........................   $ 10,505,997
  Expenses paid.............................................       (682,011)
  Interest paid.............................................     (1,341,251)
                                                               ------------
           NET CASH PROVIDED BY OPERATING ACTIVITIES........      8,482,735
                                                               ============
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of portfolio securities..........................    (35,066,819)
  Sales and maturities of portfolio securities..............     39,001,675
  Net sales and maturities of short term securities.........      3,820,224
                                                               ------------
           NET CASH PROVIDED BY INVESTING ACTIVITIES........      7,755,080
CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends reinvested......................................      1,018,542
  Dividends paid in cash....................................     (7,545,545)
  Bank Loan Repayment.......................................    (30,000,000)
  Preferred Share Offering Proceeds.........................     30,000,000
  Preferred Share Offering costs paid.......................       (514,000)
  Preferred Share Dividend Payment..........................       (392,232)
                                                               ------------
           NET CASH USED FOR FINANCING ACTIVITIES...........     (7,433,235)
Net increase in cash........................................      8,804,580
Cash, beginning of year.....................................        435,920
                                                               ------------
Cash, end of year...........................................   $  9,240,500
                                                               ============
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
  NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations......   $  2,370,754
  Decrease in interest and dividend receivable..............        847,317
  Increase in prepaid assets................................        (38,980)
  Increase in accounts payable and accrued expenses.........        216,280
  Decrease in interest payable..............................       (161,920)
  Net realized loss on investments..........................     13,915,145
  Change in net unrealized loss on investments..............     (8,752,590)
  Net discount (premium) earned.............................         86,729
                                                               ============
           NET CASH PROVIDED BY OPERATING ACTIVITIES........   $  8,482,735
                                                               ============

                 See Accompanying Notes to Financial Statements
 10

PROSPECT STREET INCOME SHARES INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FISCAL YEAR ENDED
                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                    2001            2000
                                                                ------------    ------------
FROM OPERATING ACTIVITIES:
Net investment income.......................................    $  7,533,309    $  8,317,184
Net realized loss from security transactions................     (13,915,145)     (6,176,814)
Net (increase) decrease in unrealized depreciation..........       8,752,590      (5,624,244)
                                                                ------------    ------------
Net increase (decrease) in net assets resulting from
  operations................................................       2,370,754      (3,483,874)
                                                                ------------    ------------
Dividends to common shareholders from net investment income
  ($.60 and $0.90 per share, respectively)..................      (5,596,479)     (8,297,108)
                                                                ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Increase in net assets due to shares issued to shareholders
  on reinvestment of dividends..............................       1,018,542         772,195
                                                                ------------    ------------
FROM PREFERRED SHARE TRANSACTIONS (Note C):
Increase due to issuance of preferred shares................      30,000,000              --
Decrease due to preferred shares issuance cost..............        (514,000)             --
Dividends to preferred shareholders.........................        (392,232)             --
                                                                ------------    ------------
Net increase in net assets from preferred share
  transactions..............................................      29,093,768              --
                                                                ------------    ------------

NET CHANGE IN ASSETS:.......................................      26,886,585     (11,008,787)

NET ASSETS:
BEGINNING OF YEAR (Note A)..................................      66,959,097      77,967,884
                                                                ------------    ------------
End of year (including undistributed net investment income
  of $2,016,853 and $1,095,115, respectively)...............    $ 93,845,682    $ 66,959,097
                                                                ============    ============

                 See Accompanying Notes to Financial Statements

PROSPECT STREET INCOME SHARES INC.
FINANCIAL HIGHLIGHTS
--------------------

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------
                                                         2001      2000      1999       1998      1997      1996
                                                        -------   -------   -------   --------   -------   -------
PER SHARE OPERATING PERFORMANCE
Net Asset Value beginning of year.....................  $  7.21   $  8.49   $  9.70   $  10.75   $ 10.23   $  9.75
                                                        -------   -------   -------   --------   -------   -------
Investment income--net................................  $  0.80   $   .90   $  0.96   $   0.97   $  0.98   $  0.99
Realized and unrealized (loss) gain on investments--
  net.................................................  $ (0.55)  $ (1.28)  $ (1.21)  $  (1.06)  $  0.50   $  0.47
                                                        -------   -------   -------   --------   -------   -------
      Total from investment operations................  $  0.25   $ (0.38)  $ (0.25)  $  (0.09)  $  1.48   $  1.46
Dividends from accumulated net investment income
    To preferred shareholders.........................  $ (0.04)       --        --         --        --        --
    To common shareholders............................  $ (0.60)  $ (0.90)  $ (0.96)  $  (0.96)  $ (0.96)  $ (0.98)
                                                        -------   -------   -------   --------   -------   -------
      Total distributions to shareholders.............  $ (0.64)  $ (0.90)  $ (0.96)  $  (0.96)  $ (0.96)  $ (0.98)
                                                        -------   -------   -------   --------   -------   -------
Effect of related preferred shares offering costs.....  $ (0.05)       --        --         --        --        --
                                                        -------   -------   -------   --------   -------   -------
Net asset value, end of year..........................  $  6.77   $  7.21   $  8.49   $   9.70   $ 10.75   $ 10.23
                                                        =======   =======   =======   ========   =======   =======
Market price per share, end of year...................  $  6.44   $6.8125   $ 7.125   $10.1875   $ 12.00   $ 10.25
                                                        =======   =======   =======   ========   =======   =======

TOTAL INVESTMENT RETURN**
Based on market price per share.......................     3.34%     8.25%   (20.63%)    (7.10%)   26.43%     9.56%
Based on net asset value per share....................     2.27%    (4.48%)   (2.58%)    (0.84%)   14.47%    14.97%

RATIO TO AVERAGE NET ASSETS
Operating Expenses....................................     1.29%     1.03%     0.97%      0.95%     0.82%     0.87%
Total Expenses........................................     3.06%     4.03%     3.66%      3.53%     3.29%     3.52%
Investment income--net................................    11.31%    11.38%    10.45%      9.92%     9.47%    10.02%

SUPPLEMENTAL DATA
Net assets (thousands)................................  $93,846   $66,959   $77,968   $ 87,286   $95,026   $88,723
Portfolio turnover....................................    35.77%    33.04%    36.16%     26.74%    59.86%    65.73%

** Total investment return based on market value may result in substantially different returns than Investment return based on net asset value, because market value can be significantly greater or lesser than the net asset value.

                 See Accompanying Notes to Financial Statements
 12

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS

A.  SIGNIFICANT ACCOUNTING POLICIES:

    Prospect Street Income Shares Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

    (1) Investments in debt securities are valued at the average of representative closing bid prices on the last business day of the accounting period. Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the accounting period; equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the closing bid price on that date. Warrants are valued at the last reported sales price on the last business day of the accounting period. Obligations with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available (which include all restricted securities) are valued at fair value as determined by, or under the direction of, the Fund's Board of Directors; such values require the use of estimates.

        The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund amortized premiums and accreted discounts on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums or accrete discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a decrease to cost of securities and undistributed net investment income, with an offsetting decrease in net unrealized depreciation as of December 31, 2000 of $622,860.

        For tax purposes, premiums on debt securities are not being amortized and discounts are not being accrued, except for original issue discounts.

    (2) Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned.

    (3) It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Gain or loss on sales of securities is determined on the basis of average cost for financial statement purposes and identified cost for Federal income tax purposes. The identified cost of investments owned at December 31, 2001 was $87,037,960; based upon Federal tax cost of investments, the unrealized depreciation was $7,331,135, and the unrealized appreciation was $3,181,413. At December 31, 2001 there was a capital loss carry-over of approximately $25,680,039, which expires as follows: $2,203,423 in 2002, $350,141 in 2003, $1,390,664 in 2006, $3,206,180 in 2007, $4,737,374 in
        2008, $13,792,257 in 2009. This carry-over will be used to offset future net capital gains, if any.

        Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, permanent book/tax differences of approximately $13,993,000 have been reclassified between Capital in excess of par value and Accumulated net realized loss from security transactions. These reclassification differences are attributable to the expiration of capital loss

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

       carryforwards, and other book/tax differences in the recognition of capital losses. These reclassifications have no effect on net assets or net asset values per share.

    (4) The Fund considers all highly liquid investments purchased with initial maturity at three months or less to be cash equivalents.

    (5) Cash Flow Information
        The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

B.  BANK CREDIT FACILITY:

    On June 2, 1997, the Fund entered into a five year bank credit facility (the "Credit Facility") with the First National Bank of Chicago as administrative agent (the "Agent") in the amount of $30,000,000. The interest rate on the Credit Facility was a variable interest rate based on the Fund's choice of either: (i) a spread over Bank One's N.A. prime rate or (ii) a spread over the London Interbank Offered Rate (LIBOR). The initial interest rate was 7.48% per annum as of June 2, 1997.

    At the same time that the Fund entered into the Credit Facility, it also entered into an interest rate swap transaction to hedge the variable interest payment obligations of the Credit Facility. During the term of the swap transaction, it effectively converted the variable interest rate obligation of the Credit Facility into a fixed interest rate obligation, because the Fund selected interest periods for the Credit Facility which matched the payments it received under the interest rate swap transaction. Thus, the effective interest rate that the Fund paid during the term of the interest rate swap was fixed at 7.48% per annum. The Fund terminated the interest swap on April 15, 2001 which resulted in a $740,000 realized loss. The average interest rate on the Credit Facility for this period outstanding was 6.51%.

    The Fund incurred $92,500 of deferred expenses associated with the Credit Facility and related interest rate swap transaction. The expenses had been deferred and amortized on a straight-line basis over a period of five years. At the termination of the Credit Facility, the remaining deferred balance was written-off.

    On July 23, 2001, the Fund issued preferred shares and used the net proceeds of the offering to pay down the Credit Facility (See Note C).

C.  PREFERRED STOCK OFFERING:

    On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares, $25,000 liquidation preference, for a total issuance of $30 million. Costs associated with the offering of approximately $514,000 were charged against additional paid in capital upon issuance. The Fund used the net proceeds of the offering to pay down the Fund's Credit Facility (See Note B). The Fund may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Significant provisions of Series T cumulative preferred shares follows.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

    Redemption

    Shares of preferred stock are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure the failure to meet certain asset coverages as defined in the prospectus, portfolio valuation or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Charter and applicable law, at a redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the preferred stock.

    Dividends

    The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days are set out in a notice designating a special dividend period. Dividends are cumulative from the date the shares are first issued and will be paid out of legally available funds. The average dividend rate of the preferred shares for the period outstanding was 2.61%.

    In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

    Voting Rights

    The Fund's Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on certain matters as required under the Fund's Charter, the 1940 Act and Maryland law.

    Liquidation

    In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to common stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to the holders of Preferred Shares of the full preferential amounts, the holders of Preferred Shares will have no right or claim to any of the remaining assets of the Fund.

D.  PURCHASES AND SALES OF SECURITIES:

    For the year ended December 31, 2001 the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments, aggregated approximately $33,231,580 and $37,164,890 respectively. For the year ended December 31, 2001 the aggregate cost of purchases and proceeds from sales of U.S. Government obligations aggregated

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS--(Continued)

    approximately $1,835,239 and $1,836,785 respectively. The aggregate sales and maturities of short-term investments was approximately $3,820,224.

    The Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts, that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Adviser to be equitable to the Fund and such other accounts. The Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts, including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

E.  TRANSACTIONS WITH AFFILIATED COMPANIES:

    Continental Assurance Company (CAC), a wholly-owned subsidiary of CNA Financial Corporation, provided various services as investment advisor to the Fund. The Fund paid a fee at an annual rate of 1/2 of 1% (.5%) of the average weekly net assets of the Fund for these services. The Fund also pays its other costs and expenses of operating the Fund directly. The agreement between the Fund and CAC, however, provides for a ceiling on certain of these costs and expenses. If this ceiling is exceeded, CAC is required to reimburse the Fund. As of July 30, 2001, no such expense reimbursement was required. As of July 30, 2001, all officers of the Fund were officers or employees of CAC or its affiliates. Only unaffiliated directors receive directors' fees.

    On April 26, 2001, Continental Assurance Company entered into an agreement to sell certain of its assets and goodwill relating to the management of the Fund to Highland Capital Management, L.P. (Highland) effective at the close of business on July 30, 2001. During the period between January 1, 2001 and July 30, 2001, Continental Assurance Company earned approximately $199,114 in management fees. As of July 30, 2001, the Fund entered into a new advisory agreement with Highland. Management fees paid by the Fund to Highland are calculated at the same rate as under the investment advisory contract with CAC. During the period from July 30, 2001 through December 31, 2001, Highland earned approximately $139,306 in management fees. On July 30, 2001, officers or employees of Highland or its affiliates became officers of the Fund. Only directors unaffiliated with Highland receive directors' fees. For the period from January 1, 2001 to December 31, 2001, the Fund paid $35,420 to its Board of Directors. In addition, as of December 31, 2001, no reimbursement of expenses was required.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors of Prospect Street Income Shares Inc.:

We have audited the accompanying statement of assets and liabilities of Prospect Street Income Shares Inc., including the schedule of investments, as of December 31, 2001, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian and broker; where replies were not received from brokers, we preformed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prospect Street Income Shares Inc. as of December 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

New York, New York
February 15, 2002

PROSPECT STREET INCOME SHARES INC.

INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is to provide a high level of current income, with capital appreciation as a secondary objective. In seeking to achieve its objectives, the Fund must invest its assets in the following manner:

A.  At least 50% of the value of the Fund's total assets must be invested in:

    (1) Straight debt securities or debt securities which are convertible into or exchangeable for, or which carry warrants to purchase common stock or other interests, which are rated at the time of purchase within the four highest classifications assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Corporation (AAA, AA, A or BBB), or Duff & Phelps Inc. (AAA, AA, A or BBB). Any subclassifications of the ratings indicated shall not be deemed to be separate classifications for purposes of the Fund's investment objectives and policies and investment restrictions (e.g., Moody's Aa1, Aa2 and Aa3 subclassifications shall be included within its Aa classification);

    (2) Securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

    (3) Securities (payable in U.S. dollars) of, or guaranteed by, the Government of Canada or a Province of Canada or any instrumentality or political subdivision thereof;

    (4) Obligations of, or guaranteed by, national or state banks or bank holding companies whose primary assets are banks, and which obligations, although not rated as a matter of policy by either Moody's Investors Service, Inc., Standard & Poor's Corporation or Duff & Phelps Inc. are considered by management to have investment quality comparable to securities which may be purchased under item 1 above;

    (5) Commercial paper; and

    (6) Cash or cash equivalents, such as U.S. Treasury Bills.

B.  Up to 25% of the value of the Fund's total assets may consist of:

    (1) Debt securities not included in item A above;

    (2) Securities not included in item A above which may be convertible into or exchangeable for, or carry warrants to purchase, common stock or other interests;

    (3) Preferred stocks; and

    (4) Common stocks.

C. Up to 25% of the value of the Fund's total assets may consist of straight debt securities not included in item A or item B above.

In seeking to achieve its objectives, the Fund invests and has invested primarily in debt securities rated in the four highest rating categories assigned by nationally recognized rating agencies but, as set forth above, may also invest in other securities such as United States and Canadian Government securities, obligations of or guaranteed by banks, commercial paper and cash equivalents or in debt securities rated below the four highest rating categories, including the lowest rating category, which is reserved for securities in default. The lower the rating category of a debt security, the higher the degree of speculation of an investment in such security, with increased risk of loss of principal and interest and, generally, a volatility of market price which is greater than the average for higher rated securities. The Fund's operating policy, however, is generally not to purchase rated debt securities which, at the time of purchase, are rated lower than B- by Standard & Poor's

PROSPECT STREET INCOME SHARES INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

Corporation or Duff & Phelps Inc., or B3 by Moody's Investors Services, Inc. These debt securities are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with their terms. If the rating of a debt security in the Fund's portfolio is reduced below B- or B3, as the case may be, after purchase, the Fund may either sell the debt security or continue to hold it, depending upon market characteristics. The Fund is permitted to buy debt securities which have not been rated by a nationally recognized rating agency if, in the opinion of the Adviser, such unrated debt securities are of comparable quality to the rated debt securities in which the Fund may invest.

In making purchases within the policies listed above, the Fund will not invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions. Also, the Fund will invest at least 80% of the value of its total assets in income producing securities. No assurance can be given that the Fund will achieve its investment objectives.

By virtue of items A.(1) or A.(2), the Fund is permitted to buy certain debt securities, known as "interest only" mortgage-backed securities, in which the issuer is only obligated to pay a fixed rate of interest based on a stated principal amount, but does not make any principal payments. Each month the stated principal amount is adjusted to reflect both scheduled payments and prepayments of principal on the underlying mortgages. For example, the Fund may buy certain debt securities issued by the Federal National Mortgage Association
(FNMA), a United States government agency, which carry an additional risk not associated with other FNMA issues. The holder purchases the security at a price which is lower than the holder's expectations of payments of interest from the issuer. If payments of principal on the underlying mortgages are different than the holder's expectation of principal paydowns, then the actual payments of interest by the issuer could be more or less than the holder's expectation of interest payments.

By virtue of items A.(1) or A.(2), the Fund is also permitted to buy certain debt securities, known as inverse interest rate floaters. These securities do not carry a fixed rate of interest, but instead pay interest based on a formula which varies inversely with the then current market interest rate (the "formula interest rate"), as reflected by a referenced interest rate on a specific date near the interest payment date (the "interest calculation date"). For example, if the referenced interest rate decreases on an interest calculation date from the referenced interest rate on the prior interest calculation date, then the formula interest rate will increase on that interest calculation date versus the prior interest calculation date. If the referenced rate of interest on the current interest calculation date is different than such rate was on the interest calculation date prior to purchase, then the interest payments received by the holder may be more or less than the holder expected to receive based on the referenced rate in effect on the date of purchase.

The foregoing percentage limitations apply at the time of purchase of securities. The Fund may exercise conversion rights, warrants or other similar rights, and securities thereby received or remaining upon the breakup of units or detachment of warrants may be retained to permit advantageous disposition, in each case without regard to the foregoing limitations.

INVESTMENT RESTRICTIONS

The following investment restrictions are deemed fundamental policies and may be changed only by the vote of a "majority" of the Fund's outstanding voting securities, which includes both common stock and preferred stock, which means the lesser of (1) 67% of the Fund's outstanding voting securities present in person or by proxy at a meeting of the security holders if more than 50% of the outstanding voting securities are present in person or by proxy or (2) more than 50% of the Fund's outstanding voting securities.

PROSPECT STREET INCOME SHARES INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

The Fund will not:

 (1) Issue any senior securities as defined in the Investment Company Act of 1940 (the "1940 Act"), except in connection with borrowing permitted in item 2 below, issuing a class or classes of preferred shares to the extent permitted under the 1940 Act or to the extent investments in interest rate futures contracts or fixed income options permitted in item 20 below are considered to result in the issuance of senior securities.

 (2) Borrow money, except for investment leverage.

 (3) Mortgage, pledge or hypothecate its assets, except in connection with borrowing money as mentioned in item 2 above or the issuance of a class or classes of preferred shares as described in item 1 above. This provision shall not apply to deposits, or similar arrangements, made in connection with the entering into or holding of interest rate futures contracts or purchasing, selling, holding or writing fixed income options.

 (4) Act as underwriter, except to the extent that, in connection with the disposition of restricted portfolio securities, the Fund may be deemed to be an underwriter under applicable laws.

 (5) Purchase or sell real estate or interests in real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

 (6) Purchase or sell commodities or commodity contracts, except that the Fund may enter into interest rate futures contracts or fixed income options and make deposits or have similar arrangements in connection therewith.

 (7) Invest more than 5% of the value of its total assets to the securities of any one issuer (other than cash items and securities of the United States Government or its agencies or instrumentalities), or purchase more than 10% of any class of the outstanding voting securities of any one issuer.

 (8) Invest more than 25% of the value of its total assets in restricted securities, which are securities acquired in private placement transactions.

 (9) Invest more than 25% of the value of its total assets in securities of issuers in any one industry (gas, electric and telephone companies will be considered to be in separate industries, as will banks, finance companies, savings and loan associations, insurance companies and other credit institutions) except that at times when a significant portion of the market for corporate debt securities is composed of issues in the electric utility industry or the telephone utility industry, as the case may be, the Fund may invest up to 35% of its assets in the issues of such industry if the Fund has cash for such investment and if, in the judgment of management, the return available from such securities and the marketability, quality and availability thereof justify such concentration in light of the Fund's investment objectives. The market for corporate debt securities will be considered to be composed of a significant portion of debt securities of either, the electric utility industry or the telephone utility industry, as the case may be, at any time that, to the best of the Fund's knowledge, 10% or more of the principal amounts of all new issue offerings of corporate debt securities in principal amounts of $25,000,000 or more and within the four highest grades assigned by Moody's Investors Service, Inc., Standard & Poor's Corporation, or Duff & Phelps Inc., offered within the prior 60-day period or scheduled to be offered during the subsequent 30-day period consists of such issues in such industry.

PROSPECT STREET INCOME SHARES INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

(10) Purchase or retain the securities of any issuer, if, to the Fund's knowledge, those officers or directors of the Fund or of the Adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

(11) Make loans to other persons, except for the purchase of debt securities in private placement transactions or public offerings in accordance with the Fund's investment objectives and policies and for loans of portfolio securities as described above.

(12) Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and except that the Fund may enter into and hold interest rate futures contracts and purchase, sell, hold or write fixed income options and may make deposits or make similar arrangements in connection therewith.

(13) Participate on a joint or joint and several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities and other accounts under the management of the Adviser or affiliates to save commissions or to average prices among them is not deemed to result in a securities trading account.

(14) Purchase interests in oil, gas, or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production of or transmission of oil, gas or other materials.

(15) Invest in puts, calls or combinations thereof except fixed income options.

(16) Make short sales, except sales "against the box."

(17) Purchase the securities of other investment companies.

(18) Invest for the purposes of exercising control or management.

(19) Enter into any interest rate futures contract or write any fixed income option if, immediately thereafter, the sum of (a) the then aggregate futures and option market prices of financial instruments and fixed income options required to be delivered under open futures contract sales of the Fund and open fixed income call options written by the Fund and (b) the aggregate purchase price under open futures contract purchases of the Fund and open fixed income put options written by the Fund, would exceed, in the aggregate, an amount equal to the lesser of (i) five percent of the Fund's net asset value or (ii) one-third of the total assets of the Fund less all liabilities not related to fixed income options written by the Fund and interest rate futures contracts.

Notwithstanding item 6, the Fund is permitted to buy certain debt securities, known as Principal Exchange Rate Linked Securities (PERLS), in which the interest or principal component is determined by calculating with reference to a formula based on one or more commodities, including currencies, so long as the security does not constitute a commodity or commodity contract. For example, the Fund may buy certain debt securities issued by the Federal National Mortgage Association ("FNMA"), a United States government agency, which carry an additional risk not associated with other FNMA issues. They pay interest based upon a specified interest rate and a principal amount denominated in United States dollars. At maturity, the principal is paid in United States dollars, but the amount of principal that will be paid is calculated according to a predetermined formula involving the value of one or more foreign currencies on a particular date near the maturity date (the "principal payment formula"). This kind of security is subject to the risk that the currency

PROSPECT STREET INCOME SHARES INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

that is part of the principal payment formula may be valued at an amount which could cause the principal paid at maturity to be greater or less than the amount of principal upon which the interest rate is calculated.

By virtue of item 8, it would be possible for the Fund to invest up to 25% of its assets in restricted securities, which are securities acquired in private placement transactions. Such securities generally may not be resold without registration under the Securities Act of 1933 except in transactions exempt from the registration requirements of such Act. This limitation on resale can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale, the securities are registered under the Securities Act of 1933 at the Fund's expense, the Fund's expenses would be increased.

By virtue of item 9, it would be possible for the Fund to invest up to 70% of its assets in securities of the electric utility and telephone utility industries (up to 35% in each of such industries) if the Fund had cash for such investment and if, in the Fund's judgment, the return available from such industry, and the marketability, quality and availability of the debt securities of such industry, justified such concentration in light of the Fund's investment objectives. However, if sufficient cash was not available or if the securities available did not meet the above-mentioned tests of return, marketability, quality and availability, such concentration would not occur. Also, the Fund would not be required to sell portfolio securities in order to make cash available for such concentration, although the Fund would not be prohibited from doing so. Furthermore, the Fund's ability to so concentrate its assets would always be contingent upon compliance with other applicable investment restrictions. Concentration of the Fund's assets in either the electric utility or the telephone utility industries could result in increased risks. Risks of investments in either industry may arise from difficulties in obtaining an adequate return on capital because of financing costs and construction programs and the fact that regulatory authorities might not approve rate increases sufficient to offset increases in operating expenses. In addition, risks of investments in the electric utility industry may arise from environmental conditions, fuel shortages and government-mandated energy conservation programs.

By virtue of item 20, the Fund has a limited ability to enter into interest rate futures contracts and to write fixed income options. Interest rate futures contracts and fixed income options create an obligation by the Fund to purchase or to sell a specific financial instrument at a specified future time at a specified price. The principal risk of interest rate futures contracts and fixed income options is that unexpected changes in the general level of interest rates could adversely affect the value of the investment. The Fund has not written fixed income options for several years and has never entered into interest rate futures contracts.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All persons who become registered holders of Common Stock (other than brokers and nominees of banks or other financial institutions) automatically become participants ("Participants") in the Fund's Dividend Reinvestment Plan (the "Plan") 15 days thereafter unless they file a written election to terminate participation with the Fund's Transfer Agent.

The Plan is administered by William O'Neill & Co., Inc., the Fund's Purchasing Agent (the "Purchasing Agent"). Under the Plan, dividends and other distributions are automatically invested in additional full and fractional shares of Common Stock. Whenever the Fund declares a dividend or other distribution payable in cash or shares of Common Stock, the Purchasing Agent, on behalf of Participants, will elect to take the dividend in shares at net asset value whenever the net asset value as of the close of business on the record date of such dividend is lower than the market price plus brokerage commission as of the close of business on such day. If the net asset value of the share is higher than the market price plus applicable commissions,

PROSPECT STREET INCOME SHARES INC.
INVESTMENT OBJECTIVES AND POLICIES--(Continued)

the Purchasing Agent consistent with seeking the best price and execution, will buy shares of Common Stock in the over-the-counter market or on a national securities exchange, as the case may be, for Participants' accounts. There can, of course, be no assurance that shares of Common Stock will be available in sufficient supply in the market at a price lower than net asset value to satisfy any requirements of the Plan. If shares are not available in sufficient supply at such price, the Purchasing Agent will invest the balance of its cash on hand in shares of Common Stock whose cost plus brokerage commission will equal or exceed the net asset value per share on the record date. The number of shares of Common Stock received by each Participant will be based on the average cost of shares purchased by the Purchasing Agent. Purchases for the Plan on the open market usually constitute a significant percentage of all shares of Common Stock traded on the New York Stock Exchange on the dates that such purchases are made.

Participants may make voluntary payments into the Plan of not less than $25.00. Such voluntary payments will be accumulated until the end of the month in which they are received and then invested by BNY Brokerage Inc. in shares of Common Stock purchased in the over-the-counter market or on a national securities exchange. The Participant is responsible for paying any brokerage commissions charged by BNY Brokerage Inc. for the purchase of such shares. Voluntary payments may not be used to purchase shares from the Fund

Brokers and nominees of banks or other financial institutions may elect to be included in the Plan. Participants may terminate their participation in the Plan at any time and elect to receive declared dividends and other distributions in cash by notifying the Transfer Agent in writing. There is no penalty for termination of participation in the Plan. Participants withdrawing from the Plan may rejoin at any time.

Under certain circumstances, Participants may receive benefits through the Plan not available to shareholders who do not participate in the Plan. In many cases, the shares of closed-end investment companies trade at a discount from their net asset value, although in some cases shares of such companies trade at a premium over net asset value. If dividends and other distributions are received in shares at net asset value when the market price is higher than net asset value, the Participant will receive shares having a market value in excess of the cash value of the dividends or distribution.

All costs of administering the Plan are borne by the Fund, and thus, indirectly by its shareholders, including those not participating in the Plan. Brokers' commissions are not treated as costs of administering the Plan.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to notice thereof sent to Participants at least 30 days before the record date for such distribution.

                                   DIRECTORS

         James Dondero
         Bryan Ward
         Timothy Hui
         Scott Kavanaugh
         James Leary

                                    OFFICERS

      James Dondero,
        President
      Mark Okada,
        Executive Vice President
      Joe Dougherty,
        Senior Vice President,
        Secretary and Treasurer

                                PRINCIPAL OFFICE

                       Highland Capital Management, L.P.
                          13455 Noel Road, Suite 1300
                                Dallas, TX 75240
                             www.prospectstreet.net

                                    ADVISER

                       Highland Capital Management, L.P.

                                   CUSTODIAN

                            The Chase Manhattan Bank
                           One Chase Manhattan Plaza
                            New York, New York 10081

                                    AUDITORS

                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                                 TRANSFER AGENT

                              The Bank of New York
                                 1-800-432-8224

                  E-Mail Address: Shareowner-svcs@bankofny.com

                                                   Send Certificates For Transfer and
      Address Shareholder Inquiries To:                    Address Changes To:
            Shareholder Relations                          Receive and Deliver
              Department -- 11E                             Department -- 11W
               P.O. Box 11258                                P.O. Box 11002
            Church Street Station                         Church Street Station
             New York, NY 10286                            New York, NY 10286

    Answers to many of your shareholder questions and requests for forms are available by visiting
                       The Bank of New York's Website at:
                              http://stockbny.com